UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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AMERICAN REALTY CAPITAL TRUST, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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AMERICAN REALTY CAPITAL TRUST, INC.
405 Park Avenue
New York, New York 10022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Monday, May 17, 2010

April 16, 2010

To the Stockholders of American Realty Capital Trust, Inc.:

I am pleased to invite our stockholders to the 2010 Annual Meeting of Stockholders of American Realty Capital Trust, Inc., a Maryland corporation (the “Company”). The Annual Meeting will be held on Monday, May 17, 2010 at The Core Club located at 66 East 55th Street, New York, New York, 10022 commencing at 9:00 a.m. (local time). At the Annual Meeting, you will be asked to (i) elect five members to the Board of Directors and (ii) consider and act on such other matters as may properly come before the Annual Meeting and any adjournment thereof.

Our Board of Directors has fixed the close of business on March 26, 2010 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Record holders of shares of our common stock, par value $0.01 per share, at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.

For further information regarding the matters to be acted upon at the Annual Meeting, I urge you to carefully read the accompanying proxy statement. If you have questions about the proposals or would like additional copies of the proxy statement, please contact our proxy solicitor, Morrow & Co., LLC at 1-800-414-4313.

Whether you own a few or many shares and whether you plan to attend in person or not, it is important that your shares be voted on matters that come before the Annual Meeting. You may authorize a proxy to vote your shares by using a toll-free telephone number or via the Internet. Instructions for using these convenient services are provided on the enclosed proxy card and in the attached proxy statement. If you prefer, you may vote your shares by marking your votes on the proxy card, signing and dating it and mailing it in the postage paid return envelope provided. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the directors’ recommendations. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, reminding you to vote your shares.

You are cordially invited to attend the Annual Meeting. Your vote is important.

By Order of the Board of Directors,
/s/ Edward M. Weil Edward M. Weil, Secretary

AMERICAN REALTY CAPITAL TRUST, INC.

i

AMERICAN REALTY CAPITAL TRUST, INC.
405 Park Avenue – 15th Floor
New York, New York 10022

PROXY STATEMENT

The accompanying proxy, mailed together with this proxy statement (this “Proxy Statement”) and our 2009 Annual Report, is solicited by and on behalf of the board of directors (the “Board of Directors” or the “Board”) of American Realty Capital Trust, Inc., a Maryland corporation (which we refer to in this Proxy Statement as “ARCT” or the “Company”), for use at the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement thereof. References in this Proxy Statement to “we,” “us,” “our” or like terms also refer to the Company, and references in this Proxy Statement to “you” refer to the stockholders of the Company. The mailing address of our principal executive offices is 405 Park Avenue — 15th Floor, New York, New York 10022. This Proxy Statement, the accompanying proxy card, Notice of Annual Meeting and our 2009 Annual Report were first mailed to our stockholders on or about April 16, 2010.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Stockholders Meeting To Be Held on Monday, May 17, 2010

This Proxy Statement and our 2009 Annual Report are available at
http://www.morrowco.com/ARcapital.htm

INFORMATION ABOUT THE MEETING AND VOTING

What is the date of the Annual Meeting and where will it be held?

The Annual Meeting will be held on Monday, May 17, 2010, commencing at 9:00 a.m. (local time) at The Core Club located at 66 East 55th Street, New York, New York, 10022.

What will I be voting on at the Annual Meeting?

At the Annual Meeting, you will be asked to:

1.	elect five directors for one-year terms expiring in 2011 and until their successors are duly elected and qualified; and
2.	consider and act on such matters as may properly come before the Annual Meeting and any adjournment thereof.

The Board of Directors does not know of any matters that may be considered at the Annual Meeting other than the matters set listed above.

Who can vote at the Annual Meeting?

The record date for the determination of holders of our common shares entitled to notice of and to vote at the Annual Meeting, or any adjournment or postponement of the Annual Meeting, is the close of business on March 26, 2010. As of the record date, 20,050,604 shares of our common stock, par value 0.01 per share (“Common Stock”) were issued and outstanding and entitled to vote at the Annual Meeting.

How many votes do I have?

Each share of Common Stock has one vote on each matter considered at the Annual Meeting or any adjournment or postponement thereof. The enclosed proxy card shows the number of shares of Common Stock you are entitled to vote.

How may I vote?

You may vote in person at the Annual Meeting or by proxy. Instructions for in person voting can be obtained by calling our proxy solicitor, Morrow & Co. LLC, at 1-800-414-4313. Stockholders may submit their votes by proxy by mail by completing, signing, dating and returning their proxy in the enclosed envelope. Stockholders also have the following two options for authorizing a proxy to vote their shares:

•	via the Internet at http://www.morrowco.com/ARcapital.htm; or
•	by telephone, by calling 1-866-395-9266.

For those stockholders with Internet access, we encourage you to authorize a proxy to vote your shares via the Internet, a convenient means of authorizing a proxy that also provides cost savings to us. In addition, when you authorize a proxy to vote your shares via the Internet or by telephone prior to the Annual Meeting date, your proxy authorization is recorded immediately and there is no risk that postal delays will cause your vote by proxy to arrive late and, therefore, not be counted. For further instructions on authorizing a proxy to vote your shares, see your proxy card enclosed with this Proxy Statement. You may also vote your shares at the Annual Meeting. If you attend the Annual Meeting, you may submit your vote in person, and any previous votes that you submitted by mail or authorized by Internet or telephone will be superseded by the vote that you cast at the Annual Meeting.

How will proxies be voted?

Shares represented by valid proxies will be voted at the Annual Meeting in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares will be voted “FOR” election of the nominees for director named in the proxy.

The Board of Directors does not intend to present, and has no information indicating that others will present, any business at the Annual Meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders. However, if other matters requiring the vote of our stockholders come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the proxies held by them in their discretion.

How can I change my vote or revoke a proxy?

You have the unconditional right to revoke your proxy at any time prior to the voting thereof by (i) submitting a later-dated proxy either by telephone, via the Internet or in the mail to our proxy solicitor at the following address: Morrow & Co., LLC, 200A Executive Drive, Edgewood, NY 11717, or (ii) by attending the Annual Meeting and voting in person. No written revocation of your proxy shall be effective, however, unless and until it is received at or prior to the Annual Meeting.

What if I return my proxy but do not mark it to show how I am voting?

If your proxy card is signed and returned without specifying your choices, your shares will be voted as recommended by the Board of Directors.

What vote is required to elect directors?

There is no cumulative voting in the election of our directors. Each director is elected by the affirmative vote of a majority of votes cast at the meeting. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote. A “broker non-vote” occurs when a broker who holds shares for the beneficial owner does not vote on a proposal because the broker does not have discretionary voting authority for that proposal and has not received instructions from the beneficial owner of the shares.

What constitutes a “quorum”?

The presence at the Annual Meeting, in person or represented by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting constitutes a quorum. Abstentions and broker non-votes will be counted as present for the purpose of establishing a quorum; however, abstentions and broker non-votes will not be counted as votes cast.

Will you incur expenses in soliciting proxies?

We are soliciting the proxy on behalf of the Board of Directors, and we will pay all costs of preparing, assembling and mailing the proxy materials. We have retained Morrow & Co. to aid in the solicitation of proxies. Morrow & Co. will receive a fee of approximately $14,500 which includes the reimbursement for certain costs and out of pocket expenses incurred in connection with their services, all of which will be paid by us. In addition, our directors and officers may solicit proxies by telephone or fax, without receiving any additional compensation for their services. We will request banks, brokers, custodians, nominees, fiduciaries and other record holders to forward copies of this Proxy Statement to people on whose behalf they hold shares of Common Stock and to request authority for the exercise of proxies by the record holders on behalf of those people. In compliance with the regulations of the U.S. Securities and Exchange Commission (the “SEC”), we will reimburse such persons for reasonable expenses incurred by them in forwarding proxy materials to the beneficial owners of shares of our Common Stock.

As the date of the Annual Meeting approaches, certain stockholders may receive a telephone call from a representative of Morrow & Co. if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Board of Directors believes that these procedures are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Morrow & Co. representative is required to ask for each stockholder’s full name and address, or the zip code or control number, and to confirm that the stockholder has received the proxy materials in the mail. If the stockholder is a corporation or other entity, the Morrow & Co. representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Morrow & Co., then the Morrow & Co. representative has the responsibility to explain the process, read the proposal listed on the proxy card and ask for the stockholder’s instructions on the proposal. Although the Morrow & Co. representative is permitted to answer questions about the process, he or she is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Morrow & Co. will record the stockholder’s instructions on the card. Within 72 hours, the stockholder will be sent a letter or mailgram to confirm his or her vote and asking the stockholder to call Morrow & Co. immediately if his or her instructions are not correctly reflected in the confirmation.

What does it mean if I receive more than one proxy card?

Some of your shares may be registered differently or held in a different account. You should authorize a proxy to vote the shares in each of your accounts by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted. If you hold your shares in registered form and wish to combine your stockholder accounts in the future, you should call us at (212) 415-6500. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a stockholder.

What if I receive only one set of proxy materials although there are multiple stockholders at my address?

The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us to, with the consent of affected stockholders, send a single set of any annual report, proxy statement, proxy statement combined with a prospectus or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and us. It reduces the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to Householding will continue to receive a separate proxy card or voting instruction card.

We will promptly deliver, upon written or oral request, a separate copy of our Annual Report or Proxy Statement as applicable, to a stockholder at a shared address to which a single copy was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies to by calling us at (212) 415-6500. Likewise, if your household currently receives multiple copies of disclosure documents and you would like to receive one set, please contact us.

Whom should I call for additional information about voting by proxy or authorizing a proxy by telephone or Internet to vote my shares?

Please call Morrow & Co., our proxy solicitor, at 1-800-414-4313.

How do I submit a stockholder proposal for next year’s annual meeting or proxy materials, and what is the deadline for submitting a proposal?

In order for a stockholder proposal to be properly submitted for presentation at our 2011 annual meeting and included in the proxy material for next year’s annual meeting, we must receive written notice of the proposal at our executive offices during the period beginning on November 18, 2010 and ending at 5:00 p.m., Eastern Time, on December 18, 2010. All proposals must contain the information specified in, and otherwise comply with, our bylaws. Proposals should be sent via registered, certified or express mail to: 405 Park Avenue —  15th Floor, New York, New York 10022, Attention: Brian S. Block, Chief Financial Officer. For additional information, see the section in this Proxy Statement captioned “Stockholder Proposals for the 2011 Annual Meeting.”

UNLESS SPECIFIED OTHERWISE, THE PROXIES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY UNTIL THE ANNUAL MEETING IN 2011 AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED. IN THE DISCRETION OF THE PROXY HOLDERS, THE PROXIES WILL ALSO BE VOTED FOR OR AGAINST SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. MANAGEMENT IS NOT AWARE OF ANY OTHER MATTERS TO BE PRESENTED FOR ACTION AT THE ANNUAL MEETING.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors, including our independent directors, is responsible for monitoring and supervising the performance of our day-to-day operations by American Realty Capital Advisor, LLC (the “Advisor”). Directors are elected annually by our stockholders, and there is no limit on the number of times a director may be elected to office. Each director serves until the next annual meeting of stockholders or (if longer) until his or her successor is duly elected and qualifies. The Company’s charter and bylaws provide that the number of directors shall be fixed by a resolution of the Board of Directors; provided, however, that from the commencement of the Company’s ongoing initial public offering the number of directors shall never be less than three or greater than nine. The number of directors on the Board is currently fixed at five.

The Board of Directors has proposed the following nominees for election as directors, each to serve for a term ending at the 2011 annual meeting of stockholders and until his successor is duly elected and qualifies: Messrs. Nicholas S. Schorsch, William M. Kahane, Leslie D. Michelson, William G. Stanley, and Robert H. Burns. Each nominee currently serves as a director.

The proxy holder named on the enclosed proxy card intends to vote FOR the election of each of the five nominees. If you do not wish your shares to be voted for particular nominees, please identify the exceptions in the designated space provided on the proxy card or, if you are authorizing a proxy to vote your shares by telephone or the Internet, follow the instructions provided when you authorize a proxy. Directors will be elected by a majority of votes cast at the Annual Meeting, provided that a quorum is present. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

If, at the time of the Annual Meeting, one or more of the nominees should become unable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board of Directors. No proxy will be voted for a greater number of persons than the number of nominees described in this Proxy Statement.

Nominees

The table set forth below lists the names and ages of each of the nominees and the position and office that each nominee currently holds with the Company:

Name	Age	Position
Nicholas S. Schorsch	49	Chairman and Chief Executive Officer
William M. Kahane	62	President, Chief Operating Officer, Treasurer and Director
Leslie Michelson	59	Director
William G. Stanley	54	Director
Robert H. Burns	80	Director

Business Experience of Nominees

Nichlas S. Schorsch

Nicholas S. Schorsch has served as the Chairman of the Board and Chief Executive Officer of our company since its formation in 2007. He has also been the Chief Executive Officer of American Realty Capital Properties, LLC, and the Advisor since their formation in 2007. Mr. Schorsch has served as Chairman of the Board and Chief Executive Officer of American Realty Capital New York Recovery REIT, Inc. (“ARC NYRR”) since its formation in 2009. ARC NYRR is a non-traded public REIT sponsored by an affiliate of our Advisor which is currently in registration with the SEC. Mr. Schorsch has also been the Chief Executive Officer of New York Recovery Properties, LLC, and New York Recovery Advisors, LLC since their formation in 2009. Prior to his current position with our company, from September 2006 to July 2007, Mr. Schorsch was Chief Executive Officer of an affiliate, American Realty Capital, a real estate investment firm. Mr. Schorsch founded and formerly served as President, Chief Executive Officer and vice chairman of American Financial Realty Trust (“AFRT”) since its inception as a REIT in September 2002 until August 2006. AFRT was a publicly traded REIT that invested exclusively in offices, operation centers, bank branches, and other operating real estate assets that are net leased to tenants in the financial service industry, such as banks and insurance companies. Through American Financial Resource Group (AFRG) and its successor corporation, now AFRT, Mr. Schorsch executed in excess of 1,000 acquisitions, both in acquiring businesses and real estate property with transactional value of approximately $5 billion. In 2003, Mr. Schorsch received an Entrepreneur of the Year award from Ernst & Young. From 1995 to September 2002, Mr. Schorsch served as Chief Executive Officer and president of AFRG, AFRT’s predecessor, a private equity firm founded for the purpose of acquiring operating companies and other assets in a number of industries. Prior to AFRG, Mr. Schorsch served as President of a non-ferrous metal product manufacturing business, Thermal Reduction. He successfully built the business through mergers and acquisitions and ultimately sold his interests to Corrpro (NYSE) in 1994. Mr. Schorsch attended Drexel University. We believe that Mr. Schorsch’s previous experience as president, Chief Executive Officer and vice chairman of AFRT and his significant real estate acquisition experience make him well qualified to serve as our Chairman of the Board.

William M. Kahane

William M. Kahane has served as President, Chief Operating Officer and Treasurer of our company since its formation in 2007. He has also been the President, Chief Operating Officer and Treasurer of American Realty Capital Properties, LLC, and the Advisor since their formation in 2007. Mr. Kahane has served as President, Treasurer and Director of ARC NYRR since its formation in 2009. He has also served as President and Treasurer of New York Recovery Properties, LLC and New York Recovery Advisors, LLC since their formation in 2009. Mr. Kahane has been active in the acquisition, structuring and financial management of commercial real estate investments for over 35 years. Mr. Kahane began his career as a real estate lawyer practicing in the public and private sectors from 1974 – 1979. From 1981 – 1992, Mr. Kahane worked at Morgan Stanley & Co., specializing in real estate, becoming a Managing Director in 1989. In 1992, Mr. Kahane left Morgan Stanley to establish a real estate advisory and asset sales business known as Milestone Partners which continues to operate and of which Mr. Kahane is currently the Chairman. Mr. Kahane worked very closely with Mr. Schorsch while a trustee at AFRT (April 2003 to August 2006), during which time Mr. Kahane served as chairman of the finance committee of the board of trustees. Mr. Kahane has been a managing director of GF Capital Management & Advisors LLC, a New York-based merchant banking firm, where he has directed the firm’s real estate investments since 2001. GF Capital offers comprehensive wealth management services through its subsidiary TAG Associates LLC, a leading multi-client family office and portfolio management services company with approximately $5 billion of assets under management. Since 2008, Mr. Kahane has served as a member of the Investment Committee of Aetos Capital Asia III Advisors LLC, an investment fund managed by Aetos Capital which is focused on investments in real estate and related assets primarily in Japan and China. From 1997 until 2005, Mr. Kahane also was on the board of directors of Catellus Development Corp., an NYSE growth-oriented real estate development company, where he served as chairman. Mr. Kahane received a B.A. from Occidental College, a J.D. from the University of California, Los Angeles Law School and an M.B.A from Stanford University’s Graduate School of Business where he was a Mason Smith Fellow and received a Japan Foundation Grant. Mr. Kahane serves as a trustee of Occidental College and is a member of the Board of Trustees of Temple Emanu-El in New York City. We believe that Mr. Kahane’s prior experience as chairman of the board of Catellus Development Corp. and his significant investment banking experience in real estate make him well qualified to serve as a member of our Board of Directors.

Leslie D. Michelson

Leslie D. Michelson was appointed as an Independent Director of our company on January 22, 2008. Mr Michelson has also served as an Independent Director of ARC NYRR since 2009. Mr. Michelson has served as the chairman and Chief Executive Officer of Private Health Management, a retainer-based primary care medical practice management company since April 2007. Mr. Michelson served as vice chairman and Chief Executive Officer of the Prostate Cancer Foundation, the world’s largest private source of prostate cancer research funding, from April 2002 until December 2006 and currently serves on its board of directors. Mr. Michelson served on the board of directors of Catellus Development Corp. (a publicly traded national mixed-use and retail developer) from 1997 until 2004 when the company was sold to ProLogis. Mr. Michelson was a member of the Audit Committee of the board of directors for 5 years. From April 2001 to April 2002, he was an investor in, and served as an advisor or director of, a portfolio of entrepreneurial healthcare, technology and real estate companies. From March 2000 to August 2001, he served as Chief

Executive Officer and as a director of Acurian, Inc., an Internet company that accelerates clinical trials for new prescription drugs. From 1999 to March 2000, Mr. Michelson served as an adviser of Saybrook Capital, LLC, an investment bank specializing in the real estate and health care industries. From June 1998 to February 1999, Mr. Michelson served as chairman and co-Chief Executive Officer of Protocare, Inc., a manager of clinical trials for the pharmaceutical industry and disease management firm. From 1988 to 1998, he served as chairman and Chief Executive Officer of Value Health Sciences, Inc., an applied health services research firm he co-founded. Mr. Michelson has been a director of Nastech Pharmaceutical Company Inc., a NASDAQ-traded biotechnology company focused on innovative drug delivery technology, from 2004 to 2008, of Highlands Acquisition Company, a AMEX-traded special purpose acquisition company, from 2007 to 2009, and of G&L Realty Corp., a NYSE-traded medical office building REIT from 1995 to 2001. Mr. Michelson is currently a director of Landmark Imaging, a privately held diagnostic imaging and treatment company and of Private Health Management, a retainer-based primary care medical practice management company. Also since June 2004 and through the present, he has been and is a director and Vice Chairman of ALS-TDI, a philanthropy dedicated to curing Amyotrophic Lateral Sclerosis (ALS), commonly known as Lou Gehrig’s disease. Mr. Michelson received his B.A. from The Johns Hopkins University in 1973 and a J.D. from Yale Law School in 1976. We believe that Mr. Michelson’s previous experience as a member of the Board of Directors of Catellus Development Corp., an NYSE growth-oriented real estate development company, where he served as a member of the Audit Committee and his legal education make him well qualified to serve as a member of our Board of Directors.

William G. Stanley

William G. Stanley was appointed as an Independent Director of our company on January 22, 2008. Mr Michelson has also served as an Independent Director of ARC NYRR since 2009. Mr. Stanley is the founder and managing member of Stanley Laman Securities, LLC, a FINRA member broker-dealer, since 2004, and the founder and president of The Stanley-Laman Group, Ltd (SLG), a registered investment advisor for high net worth clients since 1997. Mr. Stanley serves on the Advisory Board of Highland Capital’s, High Cap Group. Highland Capital is a wholly owned subsidiary of National Financial Partners (NYSE:NFP). The Stanley-Laman Group has two separate groups within the organization, the Planning Group and the Investment Management Group. The Planning Group represents high worth families and family offices specializing in business continuity and estate planning using propriety computer models and tax planning techniques that have been researched, applied and refined over 30 years. SLG represents some of the wealthiest families in the world and has recently expanded its planning practice to international client matters. The Investment Management Group manages portfolios using proprietary trading and security selection techniques along with a global economic research. SLG acts as a separate account manager for other financial advisors nationally through Charles Schwab’s Institutional Separate Account Manager Platform. Mr. Stanley has earned designations as a Chartered Financial Consultant, Chartered Life Underwriter, and received his Masters Degree in Financial Services from the American College in 1997. Mr. Stanley served as an auditor for General Electric Capital from 1977 to 1979 and as a registered representative for Capital Analysts, Inc. of Radnor, Pennsylvania, a national investment advisory firm that specialized in sophisticated planning for high net worth individuals from 1979 to 1991. Mr. Stanley received a B.A. from Concord University and a Masters of Financial Services from The American College. He has also received the following designations: Chartered Life Underwriter from The American College; Chartered Financial Consultant from The American College. We believe that Mr. Stanley’s significant background in finance makes him well qualified to serve on our Board of Directors.

Robert H. Burns

Robert H. Burns was appointed as an Independent Director of our company on January 22, 2008. Mr. Burns has also served as an Independent Director of ARC NYRR since 2009. Mr. Burns is a hotel industry veteran with an international reputation and over thirty years of hotel, real estate, food and beverage and retail experience. He founded and built the luxurious Regent International Hotels brand, which he sold in 1992. From 1970 to 1992, Mr. Burns served as chairman and Chief Executive Officer of Regent International Hotels, where he was personally involved in all strategic and major operating decisions. In this connection, Mr. Burns and his team of professionals performed site selection, obtained land use and zoning approvals, performed all property due diligence, financed each project by raising both equity and arranging debt, oversaw planning, design and construction of each hotel property, and managed each asset. Each Regent hotel typically contained a significant food and beverage element and high-end retail component, frequently including luxury goods such as clothing, jewelry, as well as retail shops. In fact, Mr. Burns is extremely familiar with the retail landscape as his flagship hotel in Hong Kong was part of a mixed-use complex anchored by a major enclosed shopping center connected to the Regent Hong Kong. Thus, Mr. Burns has over forty (40) years as a manager and principal acquiring, financing, developing and operating properties. Mr. Burns opened the first Regent hotel in Honolulu, Hawaii, in 1970. From 1970 to 1979, the company opened and managed a number of prominent hotels, but gained truly international recognition in 1980 with the opening of The Regent Hong Kong, which brought a new dimension in amenities and service to hotels in the city and attracted attention throughout the world. It was in this way that the hotel innovatively combined the Eastern standard of service excellence with the Western standard of luxurious spaces. In all, Mr. Burns developed over 18 major hotel projects including the Four Seasons Hotel in New York City, the Beverly Wilshire Hotel in Beverly Hills, the Four Seasons Hotel in Milan, Italy, and the Four Seasons Hotel in Bali, Indonesia. Mr. Burns currently serves as chairman of Barings’ Chrysalis Emerging Markets Fund (since 1991) and as a director of Barings’ Asia Pacific Fund (since 1986). Additionally, he is a member of the executive committee of the board of directors of Jazz at Lincoln Center in New York City (since 2000), and chairs the Robert H. Burns Foundation which he founded in 1992 and which funds the education of Asian students at American schools. Mr. Burns frequently lectures at Stanford Business School. Mr. Burns was chairman and co-founder of the World Travel and Tourism Council (1994 to 1996), a forum for business leaders in the travel and tourism industry. With Chief Executives of some one hundred of the world’s leading travel and tourism companies as its members, WTTC has a unique mandate and overview on all matters related to travel and tourism. He served as a faculty member at the University of Hawaii (1963 to 1994) and as president of the Hawaii Hotel Association (1968 to 1970). Mr. Burns began his career in Sheraton’s Executive Training Program in 1958, and advanced rapidly within Sheraton and then within Westin Hotels (1962 to 1963). He later spent eight years with Hilton International Hotels (1963 to 1970). Mr. Burns graduated from the School of Hotel Management at Michigan State University (1958), and the University of Michigan’s Graduate School of Business (1960), after serving three years in the U.S. Army in Korea. For the past 5 years Mr. Burns has devoted his time to owning and operating Villa Feltrinelli on Lago di Garda, in Northern Italy, a small, luxury hotel, and working on developing hotel projects in Asia, focusing on Vietnam and China. We believe that Mr. Burns’ experience as a real estate developer for over forty (40) years, during which he developed over eighteen (18) major hotel projects, make him well qualified to serve as a member of our Board of Directors.

The Board of Directors recommends that the stockholders vote “FOR” the election of Nicholas S. Schorsch, William M. Kahane, Leslie Michelson, William G. Stanley and Robert H. Burns as members of the Board of Directors to serve until the 2011 Annual Stockholders Meeting and until their successors are duly elected and qualified.

Information About the Board of Directors and its Committees

The Board of Directors ultimately is responsible for the management and control of our business and operations. We have no employees and have retained the Advisor to manage our day-to-day operations, including the acquisition of our properties. The Advisor is indirectly wholly owned and controlled by Nicholas S. Schorsch, our Chairman and Chief Executive Officer, and William M. Kahane, our President, Chief Operating Officer, President and Director (the “Sponsor”).

The Board of Directors held a total of 7 meetings during the fiscal year ended December 31, 2009. Each incumbent director attended at least 75% of the total number of meetings of the Board of Directors. All of the Directors attended the annual stockholders meeting in 2009.We anticipate that all directors and nominees will attend the Annual Meeting.

The Board of Directors have approved and organized an Audit Committee, Nominating and Corporate Governance Committee and Conflicts Committee. The Company does not currently have a compensation committee. The Board of Directors carries out the responsibilities typically associated with compensation committees. The Company does not have any employees and compensation of directors is set by the entire Board. The Board of Directors does not believe that any marked efficiencies or enhancements would be achieved by the creation of a separate compensation committee at this time.

Leadership Structure of the Board of Directors

Nicholas S. Schorsch serves as both our Chairman of the Board and our Chief Executive Officer. As Chief Executive Officer, Mr. Schorsch is responsible for the daily operations of the Company and implementing the Company’s business strategy. The Board of Directors believes that because the Chief Executive Officer is ultimately responsible for ensuring the successful operation of the Company and its business, which is also the main focus of the Board’s deliberations, the Chief Executive Officer is the most qualified director to act as Chairman. The Board of Directors may modify this structure to best address the Company’s circumstances for the benefit of its stockholders when appropriate.

Although each of Leslie D. Michelson, William G. Stanley and Robert H. Burns are independent directors, the Board has not appointed a lead independent director at this time. The Board of Directors believes that the current structure is appropriate, as the Company has no employees and is externally managed by its Advisor, whereby all operations are conducted by the Advisor or its affiliates. Additionally, as members of the Board of Directors are elected annually, the Board believes that its existing corporate governance practices ensure appropriate management accountability to the Company’s stockholders.

Oversight of Risk Management

The Board of Directors and its committees have an active role in overseeing the management of risks applicable to the Company. The entire Board is actively involved in overseeing risk management for the Company through its approval of all property acqusitions, assumptions of debt and its oversight of the Company’s executive officers and Advisor. The Audit Committee oversees management of accounting, financial, legal and regulatory risks. The Nominating and Corporate Governance Committee manages risks associated with independence of the members of the Board. The Conflicts Committee is responsible for reviewing and approving all transactions with affiliated parties and resolving other conflicts of interest between the Company and its subsidiaries, on the one hand, and the Sponsor, any director, the Advisor or their respective affiliates, on the other hand.

Audit Committee

The Board of Directors established an Audit Committee in January 2008. The charter of Audit Committee is available to any shareholder who requests it c/o American Realty Capital Trust, Inc., 106 York Road, Jenkintown, PA 19046. The Audit Committee Charter is also available on the Company’s website at http://www.americanrealtycap.com/materials by clicking on “Audit Committee Charter”. Our Audit Committee consists of Messrs. Leslie D. Michelson, William G. Stanley and Robert H. Burns, each of whom is “independent” within the meaning of the applicable (i) provisions set forth in the Charter and (ii) requirements set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the applicable SEC rules. The Board has determined that Mr. Michelson is qualified as an Audit Committee financial expert as defined in Item 407(d)(5) of Regulation S-K and the rules and regulations of the SEC.

The Audit Committee, in performing its duties, monitors:

•	our financial reporting process;
•	the integrity of our financial statements;
•	compliance with legal and regulatory requirements;
•	the independence and qualifications of our independent and internal auditors, as applicable; and
•	the performance of our independent and internal auditors, as applicable.

Each member of our Audit Committee is independent within the meaning of the applicable requirements set forth in or promulgated under the Exchange Act and the rules and regulations of the SEC. Unless otherwise determined by the Board of Directors, no member of the Audit Committee may serve as a member of the audit committee of more than two other public companies. During the fiscal year ended December 31, 2009, all of the members of the Audit Committee voted to approve the filing of each of the Company’s Quarterly Reports and Annual Report.

The Audit Committee’s report on our financial statements for the fiscal year ended December 31, 2009 is discussed below under the heading “Audit Committee Report.”

Nominating and Corporate Governance Committee

The Company has a standing Nominating and Corporate Governance Committee currently composed of all members of the Board. The Board adopted a Charter for the Nominating and Corporate Governance Committee in January 2008. The Nominating and Corporate Governance Committee Charter is available on the Company’s website at http://www.americanrealtycap.com/materials by clicking on “Nominating and Corporate Governance Committee Charter.” The primary purposes of the Nominating and Corporate Governance Committee are (i) to assist the Board in identifying qualified individuals to become directors of the Company, (ii) to recommend director candidates to fill vacancies on the Board and to stand for election by the stockholders at the annual meeting, (iii) to recommend committee assignments, (iv) to periodically assess the performance of the Board and (v) to review and recommend to the Board appropriate corporate governance policies and procedures for the Company, including developing and recommending a code of business conduct and ethics for the Company’s Chief Executive Officers and senior financial officers and annually reviewing such code. The Nominating and Corporate Governance Committee is comprised of the full Board, including the independent directors.

The Nominating and Corporate Governance Committee and Board of Directors believe that diversity is an important attribute of the members who comprise our Board of Directors and that the members should represent an array of backgrounds and experiences. In making its determinations, the Nominating and Corporate Governance Committee reviews the appropriate experience, skills and characteristics required of directors in the context of our business. This review includes, in the context of the perceived needs of the Board at that time, issues of knowledge, experience, judgment and skills relating to the understanding of the real estate industry, accounting or financial expertise. This review also includes the candidate’s ability to attend regular Board meetings and to devote a sufficient amount of time and effort in preparation for such meetings. The Nominating and Corporate Governance Committee also gives consideration to the Board having a diverse and appropriate mix of backgrounds and skills, the requirements in our Charter and each nominee’s ability to exercise independence of thought, objective perspective and mature judgment and understand our business operations and objectives.

Stockholders who would like to propose an independent director candidate for the consideration of the Board of Directors may do so by following the procedures under the section entitled “Stockholder Proposals for the 2011 Annual Meeting — Stockholder Proposals and Nominations for Directors to Be Presented at Meetings” on page 23 of this Proxy Statement.

Conflicts Committee

The Company has a standing Conflicts Committee which consists of Leslie Michelson, William G. Stanley and Robert H. Burns, our three independent directors. The Board adopted a Charter of the Conflicts Committee in January 2008. The Conflicts Committee Charter is available on the Company’s website at http://www.americanrealtycap.com/materials by clicking on “Conflicts Committee Charter.”

The primary purpose of the Conflicts Committee is to approve transactions, and resolve other conflicts of interest, between the Company and its subsidiaries, on the one hand, and the Sponsor, any director, the Advisor or their respective affiliates, on the other hand. The Conflicts Committee is responsible for reviewing and approving all transactions with affiliated parties, all purchase or leases of properties from or sales or leases to an affiliate, and reviewing and approving all agreements and amendments to agreements between the Company and affiliates, including the Sponsor or Advisor and their subsidiaries.

During the fiscal year ended December 31, 2009, all of the members of the Conflicts Committee voted to approve the Company’s policy not to approve affiliated transactions. All members of the committee attended the meeting. The Conflicts Committee has reviewed our policies and reports that they are being followed by us and are in the best interests of our stockholders. Please read “Certain Relationships and Related Transactions — Policies and Procedures for Review of Related Party Transactions.” Certain of the factors considered by the Conflicts Committee are set forth in the financial statements (including the notes thereto) and Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in our Annual Report on Form 10-K for the year ended December 31, 2009. The Conflicts Committee reviewed the material transactions between the Sponsor, the Advisor and their respective affiliates, on the one hand, and us, on the other hand, which occurred during the fiscal year ended December 31, 2009. The Conflicts Committee has determined that all our transactions and relationships with our Sponsor, Advisor and their respective affiliates during the fiscal year ended December 31, 2009 were fair and were approved in accordance with the policies referenced in “Certain Relationships and Related Transactions” below.

Director Independence

Our charter and bylaws provide for a Board of Directors with no fewer than three and no more than nine directors, a majority of whom must be independent. An “independent director” is defined under our Articles of Amendment and Restatement (the “Charter”) and means a person who is not, and within the last two years has not been, directly or indirectly associated with the Company, the Sponsors, the Advisor or any of their affiliates by virtue of:

•	ownership of an interest in the Sponsor, the Advisor or any of their affiliates, other than the Company;
•	employment by the Company, the Sponsor, the Advisor or any of their affiliates;
•	service as an officer or director of the Sponsor, the Advisor or any of their affiliates, other than as a director of the Company;
•	performance of services, other than as a director of the Company;
•	service as a director of more than three real estate investment trusts organized by the Sponsor or advised by the Advisor; or
•	maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their affiliates.

An independent director cannot be associated with us, the Sponsor or the Advisor as set forth above either directly or indirectly. An indirect association with the Sponsor or the Advisor includes circumstances in which a director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law, is or has been associated with us, the Sponsor, the Advisor, or any of their affiliates.

A business or professional relationship is considered material if the aggregate gross revenue derived by the director from the Advisor or the Sponsor and their affiliates exceeds five percent of either the director’s annual gross income during either of the last two years or the director’s net worth on a fair market value basis.

Communications with the Board of Directors

The Company’s stockholders may communicate with the Board of Directors by sending written communications addressed to such person or persons in care of American Realty Capital Trust, Inc., 106 York Road, Jenkintown, Pennsylvania 19046, Attention: Edward M. Weil, Secretary. Mr. Weil will deliver all appropriate communications to the Board of Directors no later than the next regularly scheduled meeting of the Board of Directors. If the Board of Directors modifies this process, the revised process will be posted on the Company’s website.

COMPENSATION AND OTHER INFORMATION CONCERNING OFFICERS,
DIRECTORS AND CERTAIN STOCKHOLDERS

Compensation Discussion and Analysis

We currently have no employees. Our Advisor performs our day-to-day management functions. Our executive officers are all employees of the Advisor. We do not pay any of these individuals for serving in their respective positions. See “Certain Relationships and Related Transactions” below for a discussion of fees and expenses payable to the Advisor and its affiliates. In the future, should the Company internalize the services provided to it by the Advisor, the Board of Directors expects to align compensation paid to executive officers on both a long and short term basis in the form of cash salaries and the issuance of stock options under the Company’s stock option plan. Total compensation will be tied to individual performance and supplemented with awards tied to the Company’s achieving certain financial and non-financial objectives as pre-determined by the Company’s Board of Directors.

Directors and Executive Officers

The following table presents certain information as of December 31, 2009 concerning each of our directors and executive officers serving in such capacity:

Name	Age	Principal Occupation and Positions Held
Nicholas S. Schorsch	49	Chief Executive Officer and Chairman of the Board of Directors
William M. Kahane	62	President, Chief Operating Officer, Treasurer and Director
Peter M. Budko	50	Executive Vice President and Chief Investment Officer
Brian S. Block	38	Executive Vice President and Chief Financial Officer
Edward M. Weil	43	Executive Vice President and Secretary
Leslie D. Michelson	59	Director
William G. Stanley	54	Director
Robert H. Burns	80	Director

Nicholas S. Schorsch

Please see “Business Experience of Nominees” on page 5 for biographical information about Mr. Schorsch.

William M. Kahane

Please see “Business Experience of Nominees” on page 6 for biographical information about Mr. Kahane.

Leslie D. Michelson

Please see “Business Experience of Nominees” on page 6 for biographical information about Mr. Michelson.

William G. Stanley

Please see “Business Experience of Nominees” on page 7 for biographical information about Mr. Stanley.

Robert H. Burns

Please see “Business Experience of Nominees” on page 7 for biographical information about Mr. Burns.

Peter M. Budko

Peter M. Budko has served as Executive Vice President and Chief Investment Officer of our company since its formation. He also is Executive Vice President and Chief Investment Officer of the Advisor, American Realty Capital Properties, LLC and Realty Capital Securities, LLC. Mr. Budko has served as Executive Vice President and Chief Operating Officer of ARC NYRR since its formation in October 2009. He has also been the Executive Vice President and Chief Operating Officer of New York Recovery Properties, LLC and New York Recovery Advisors, LLC since their formation in 2009. Prior to his current position with the Company, from January 2007 to July 2007, Mr. Budko was Chief Operating Officer of an affiliated American Realty Capital real estate investment firm. Mr. Budko founded and formerly served as managing director and group head of the Structured Asset Finance Group, a division of Wachovia Capital Markets, LLC from February 1997 –  January 2006. The Structured Asset Finance Group structures and invests in real estate that is net leased to corporate tenants. While at Wachovia, Mr. Budko acquired over $5 billion of net leased real estate assets. From 1987 – 1997, Mr. Budko worked in the Corporate Real Estate Finance Group at NationsBank Capital Market (predecessor to Bank of America Securities), becoming head of the group in 1990. Mr. Budko received a B.A. in Physics from the University of North Carolina.

Brian S. Block

Brian S. Block has served as our Executive Vice President and Chief Financial Officer since September 2007. He also is executive Vice President and Chief Financial Officer of the Advisor and American Realty Capital Properties, LLC. Mr. Block has served as Executive Vice President and Chief Financial Officer of ARC NYRR since its formation in 2009. He has also been the Executive Vice President and Chief Financial Officer of New York Recovery Properties, LLC and New York Recovery Advisors, LLC since their formation in 2009. Mr. Block began his career in public accounting at Ernst & Young and Arthur Andersen from 1994 to 2000. Subsequently, Mr. Block was the Chief Financial Officer of a venture capital-backed technology company for several years prior to joining American Financial Realty Trust in 2002. While at American Financial Realty Trust, Mr. Block served as Senior Vice President and Chief Accounting Officer from 2003 to 2007 and oversaw the financial, administrative and reporting functions of the organization. He is a certified public accountant and is a member of the AICPA and PICPA.

Edward M. Weil

Edward M. Weil, has served as our Executive Vice President and Secretary since May 2007. He also is Executive Vice President and Secretary of the Advisor and American Realty Capital Properties, LLC. Mr. Weil has served as Executive Vice President and Secretary of ARC NYRR since its formation in 2009. He has also been the Executive Vice President and Secretary of New York Recovery Properties, LLC and New York Recovery Advisors, LLC since their formation in 2009. Mr. Weil was formerly the Senior Vice President of Sales and Leasing for American Financial Realty Trust (AFRT, from April 2004 to October 2006), where he was responsible for the disposition and leasing activity for a 33 million square foot portfolio. Under the direction of Mr. Weil, his department was the sole contributor in the increase of occupancy and portfolio revenue through the sales of over 200 properties and the leasing of over 2.2 million square feet, averaging 325,000 square feet of newly executed leases per quarter. After working at AFRT, from October 2006 to May 2007, Mr. Weil was managing director of Milestone Partners Limited and prior to joining AFRT, from July 1987 to April 2004, Mr. Weil was president of Plymouth Pump & Systems Co.

Compensation of Executive Officers

The Company’s current executive officers, Nicholas S. Schorsch, William M. Kahane, Peter M. Budko, Brian S. Block and Edward M. Weil do not receive any compensation directly from the Company for the performance of their duties as executive officers of the Company. Our Advisor performs our day-to-day management functions. Our executive officers are all employees of the Advisor. See “Certain Relationships and Related Transactions” below for a discussion of fees and expenses payable to the Advisor and its affiliates.

Compensation of Directors

The following table sets forth information regarding compensation of our directors during the fiscal year ended December 31, 2009:

Name	Fees Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total Compensation ($)
Nicholas S. Schorsch(1)	—	—		—	—	—	—
William M. Kahane(1)	—	—		—	—	—	—
Leslie D. Michelson(2)(3)	—	58,950	30,000	—	—	—	88,950
William G. Stanley(2)(3)	—	59,700	30,000	—	—	—	89,700
Robert H. Burns(2)(3)	—	59,700	30,000	—	—	—	89,700

(1)	Messrs. Schorsch and Kahane, who are executives of American Realty Capital, receive no additional compensation for serving as directors.
(2)	On January 22, 2008, each of Messrs. Michelson, Stanley and Burns received 3,000 options to purchase shares of our Common Stock pursuant to our independent directors stock option plan. The options vested in two equal installments on January 22, 2009 and January 22, 2010. On May 22, 2009, each of Messrs. Michelson, Stanley and Burns received an additional 3,000 options to purchase shares of our Common Stock pursuant to our independent directors stock option plan. The options vest in two equal installments on May 22, 2010 and May 22, 2011. The value of these options for financial reporting purposes for the fiscal years ended December 31, 2009 and December 31, 2008 in accordance with FAS 123R was not material.

We pay our independent directors a retainer of $25,000 per year, plus $2,000 for each board or board committee meeting the director attends in person ($2,500 for attendance by the chairperson of the Audit Committee at each meeting of the Audit Committee) and $250 for each meeting the director attends by telephone. In the event there is a meeting of the Board of Directors and one or more committees in a single day, the fees will be limited to $2,500 per day ($3,000 for the chairperson of the Audit Committee if there is a meeting of such committee). In addition, we have reserved 1,000,000 shares of Common Stock for future issuance upon the exercise of stock options that may be granted to our independent directors pursuant to our stock option plan. During the fiscal year ended December 31, 2009, we granted each of our independent directors options pursuant to our stock option plan to purchase 3,000 shares of Common Stock. Such options have an exercise price equal to $10.00 per share and vest in two equal installments on the one and two year anniversaries of the grant date. We expect that the independent directors will receive additional 3,000-share option grants on the date of each annual meeting of stockholders, each with an exercise price equal to $10.00 per share during such time as we are offering shares to the public at $10.00 per share and thereafter at 100% of the then-current fair market value per share. The total number of options granted will not exceed 10% of the total outstanding shares at the time of grant. All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors. If a director is also an employee of the Company or the Advisor or their affiliates, we do not pay compensation for services rendered as a director.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2009 regarding outstanding awards and shares remaining for future issuance under the Company’s stock option plan.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved	18,000	$10.00	982,000
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	18,000	$10.00	982,000

We have adopted a stock option plan under which our independent directors are eligible to receive annual nondiscretionary awards of nonqualified stock options. Our stock option plan is designed to enhance our profitability and value for the benefit of our stockholders by enabling us to offer independent directors stock-based incentives, thereby creating a means to raise the level of equity ownership by such individuals in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and our stockholders.

We have authorized and reserved 1,000,000 shares of our Common Stock for issuance under our stock option plan. The Board of Directors may make appropriate adjustments to the number of shares available for awards and the terms of outstanding awards under our stock option plan to reflect any change in our capital structure or business, stock dividend, stock split, recapitalization, reorganization, merger, consolidation or sale of all or substantially all of our assets.

Our stock option plan provides for the automatic grant of a nonqualified stock option to each of our independent directors, without any further action by our Board of Directors or the stockholders, to purchase 3,000 shares of our Common Stock on the date of each annual stockholder’s meeting. The exercise price for all stock options granted under our stock option plan will be fixed at $10.00 per share until the termination of our initial public offering, and thereafter the exercise price for stock options granted to our independent directors will be equal to the fair market value of a share on the last business day preceding the annual meeting of stockholders. The term of each such option will be 10 years. Options granted to non-employee directors will vest and become exercisable on the second anniversary of the date of grant, provided that the independent director is a director on the Board of Directors on that date.

Notwithstanding any other provisions of our stock option plan to the contrary, no stock option issued pursuant thereto may be exercised if such exercise would jeopardize our status as a REIT under the Internal Revenue Code. The total number of options granted will not exceed 10% of the total outstanding shares at the time of grant. During the year December 31, 2009, vested options to purchase 4,500 shares at $10.00 per share and unvested options to purchase 13,500 shares at $10.00 per share remained outstanding with a weighted average contractual remaining life of approximately 9.0 years. The expense required to be recorded by the Company was insignificant.

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock as of April 9, 2010, in each case including shares of Common Stock which may be acquired by such persons within 60 days, by:

•	each person known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock based solely upon the amounts and percentages contained in the public filings of such persons;
•	each of the Company’s officers and directors; and
•	all of the Company’s officers and directors as a group.

Name of Beneficial Owner	Number of Shares	Percentage **
Nicholas S. Schorsch(1)	56,621	*
William M. Kahane(2)	56,621	*
Leslie D Michelson(3)	11,516	*
William G. Stanley(4)	58,704	*
Peter M. Budko(5)	2,880	*
Robert H. Burns(6)	62,820	*
Brian S. Block(5)	780	*
Edward M. Weil(5)	1,260	*
Directors and Officers as a Group (8 individuals)(7)	251,202	1.4%

*	Less than 1%
**	Based on 18,388,955 shares of Common Stock outstanding as of April 9, 2010. Shares of Common Stock subject to warrants and options that are currently exercisable or exercisable within 60 days of April 9, 2010 are deemed outstanding in addition to the 18,388,955 shares of Common Stock outstanding as of April 9, 2010 for purposes of computing the percentage ownership of the person holding the options, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.
(1)	The business address of Mr. Nicholas S. Schorsch is c/o American Realty Capital Trust, Inc., 106 York Road, Jenkintown, Pennsylvania 19046.
(2)	The business address of Mr. William M. Kahane is c/o American Realty Capital Trust, Inc., 106 York Road, Jenkintown, Pennsylvania 19046.
(3)	Includes 4,500 shares of Common Stock issuable upon the exercise of options to purchase shares of Common Stock. 3,000 options are exercisable at a price of $10.00 per share and expire on January 19, 2018. 1,500 options are exercisable at a price of $10.00 per share and expire on May 20, 2019. The business address of Mr. Leslie Michelson is c/o American Realty Capital Trust, Inc., 106 York Road, Jenkintown, Pennsylvania 19046.
(4)	Includes 4,500 shares of Common Stock issuable upon the exercise of options to purchase shares of Common Stock. 3,000 options are exercisable at a price of $10.00 per share and expire on January 19, 2018. 1,500 options are exercisable at a price of $10.00 per share and expire on May 20, 2019. The business address of Mr. William G. Stanley is c/o American Realty Capital Trust, Inc., 106 York Road, Jenkintown, Pennsylvania 19046.
(5)	The business address for each of Peter M. Budko, Brian S. Block and Edward M. Weil is c/o American Realty Capital Trust, Inc., 106 York Road, Jenkintown, Pennsylvania 19046.
(6)	Includes 4,500 shares of Common Stock issuable upon the exercise of options to purchase shares of Common Stock. 3,000 options are exercisable at a price of $10.00 per share and expire on January 19, 2018. 1,500 options are exercisable at a price of $10.00 per share and expire on May 20, 2019. The business address of Robert H. Burns is c/o American Realty Capital Trust, Inc., 106 York Road, Jenkintown, Pennsylvania 19046.
(7)	The Company’s directors are deemed to be the collective beneficial owners of 251,202 shares or 1.4% of the Company’s outstanding Common Stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Advisor

We entered into an Advisory Agreement with the Advisor, whereby the Advisor manages our day-to-day operations. In return, we have agreed to pay to the Advisor an asset management fee equal to 1% of the gross purchase price of our assets. We also agreed to pay to the Advisor 1.0% of the gross purchase price of each property or asset that we acquire, as an acquisition fee, along with reimbursement of acquisition expenses. We also will pay to the Advisor a financing coordination fee equal to 1.0% of the amount available under any debt financing that we obtain and use for the acquisition of properties and other investments. Total acquisition and finance coordination fees recorded for the year ended December 31, 2009 were approximately $1.6 million and $0.9 million, respectively. Asset management fees of $0.1 million were recorded for the year ended December 31, 2009. The Advisor elected to waive (not defer) $1.8 million of asset management fees during 2009.

Nicholas S. Schorsch, our Chief Executive Officer and Chairman of our Board of Directors, is the Chief Executive Officer of the Advisor. William M. Kahane, our President, Chief Operating Officer and Treasurer is the President, Chief Operating Officer and Treasurer of the Advisor. Along with certain executives, Mr. Schorsch and Mr. Kahane are indirect owners of the Advisor. Peter M. Budko, our Executive Vice President and Chief Investment Officer is the Executive Vice President and Chief Investment Officer of the Advisor. Brian S. Block, our Executive Vice President and Chief Financial Officer, is the Executive Vice President and Chief Financial Officer of the Advisor. Edward M. Weil, our Executive Vice President and Secretary is the Executive Vice President and Secretary of the Advisor.

Property Manager

We entered into a Property Management Agreement with American Realty Capital Properties, LLC. We agreed to pay to American Realty Capital Properties, LLC fees equal to (a) 2.0% from our single tenant properties and (b) 4% of the gross revenues from our multi-tenant properties. In addition, we will pay leasing commissions to American Realty Capital Properties, LLC based upon the customary leasing commissions applicable to the geographic location of the property, subject to certain limits. The Company did not pay any property management fees for the fiscal year ended December 31, 2009 as American Realty Capital Properties, LLC agreed to waive (not defer) approximately $0.3 million of property management fees.

Nicholas S. Schorsch, our Chief Executive Officer and Chairman of our Board of Directors, is the Chief Executive Officer of American Realty Capital Properties, LLC. William M. Kahane, our President, Chief Operating Officer and Treasurer is the President, Chief Operating Officer and Treasurer of American Realty Capital Properties, LLC. Mr. Schorsch and Mr. Kahane are indirect owners of American Realty Capital Properties, LLC. Peter M. Budko, our Executive Vice President and Chief Investment Officer is the Executive Vice President and Chief Investment Officer of American Realty Capital Properties, LLC. Brian S. Block, our Executive Vice President and Chief Financial Officer, is the Executive Vice President and Chief Financial Officer of American Realty Capital Properties, LLC. Edward M. Weil, our Executive Vice President and Secretary is the Executive Vice President and Secretary of American Realty Capital Properties, LLC.

Dealer Manager

We will pay to Realty Capital Securities, LLC 7% of the gross offering proceeds from this offering, except that no selling commissions will be paid on shares sold under our distribution reinvestment plan. Realty Capital Securities, LLC may reallow all of the selling commission to participating broker-dealers. Realty Capital Securities, LLC also will waive the selling commission with respect to shares sold by an investment advisory representative. Additionally, we will pay to Realty Capital Securities, LLC a dealer manager fee equal to 3% of the gross offering proceeds sold through broker-dealers. Realty Capital Securities, LLC may reallow all or part of the dealer manager fee to participating broker-dealers. We will not pay a dealer manager fee for shares purchased through our distribution reinvestment plan. During the fiscal year ended December 31, 2009, the Company paid approximately $12.2 million to Realty Capital Securities, LLC for commissions and dealer manager fees, of which approximately $8.4 million was paid to participating broker-dealers and $0.9 million was reallowed to participating broker dealers.

Nicholas S. Schorsch, our Chief Executive Officer and Chairman of our Board of Directors, together with William M. Kahane, our President and a member of our Board of Directors, indirectly own a majority of the ownership and voting interests of Realty Capital Securities, LLC. Edward M. Weil is the Chief Executive Officer of Realty Capital Securities, LLC.

Borrowing Policies

Our operating partnership may, with the approval from our independent Board of Directors, utilize unsecured revolving equity lines in connection with property acquisitions as opportunities present themselves, which equity shall be repaid as we raise common equity. Currently, we have one such equity line of up to $10 million provided by the principals of American Realty Capital II, LLC, which as of December 31, 2009 was unused.

Certain Conflict Resolution Procedures

Every transaction that we enter into with the Advisor or its affiliates will be subject to an inherent conflict of interest. Our Board may encounter conflicts of interest in enforcing our rights against any affiliate in the event of a default by or disagreement with an affiliate or in invoking powers, rights or options pursuant to any agreement between us and the Advisor or any of its affiliates.

In order to reduce or eliminate certain potential conflicts of interest, our charter contains a number of restrictions relating to (a) transactions we enter into with our Sponsor, our Advisor, any director or their affiliates, (b) certain future offerings, and (c) allocation of investment opportunities among affiliated entities. These restrictions include, among others, the following:

•	We will not purchase or lease properties in which our Sponsor, or Advisor, any of our directors or any of their respective affiliates has an interest without a determination by a majority of the directors, including a majority of the independent directors, not otherwise interested in such transaction that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the property to the seller or lessor unless there is substantial justification for any amount that exceeds such cost and such excess amount is determined to be reasonable. In no event will we acquire any such property at an amount in excess of its appraised value. We will not sell or lease properties to our Sponsor, or Advisor, any of our directors or any of their respective affiliates unless a majority of the directors, including a majority of the independent directors not otherwise interested in the transaction, determines that the transaction is fair and reasonable to us;
•	We will not make any loans to our Sponsor, our Advisor, any of our directors or any of their respective affiliates, except that we may make or invest in mortgage, bridge or mezzanine loans involving our Sponsor, our Advisor, our directors or their respective affiliates, provided that an appraisal of the underlying property is obtained from an independent appraiser and a majority of the directors, including a majority of the independent directors, not otherwise interested in the transaction determine that the transaction is fair and reasonable to us and on terms no less favorable to us than those available from third parties. In addition, our sponsor, our Advisor any of our directors and any of their respective affiliates will not make loans to us or to joint ventures in which we are a joint venture partner unless approved by a majority of the directors, including a majority of the independent directors not otherwise interested in the transaction as fair, competitive and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties;
•	Our Advisor and its affiliates will be entitled to reimbursement, at cost, for actual expenses incurred by them on behalf of us or joint ventures in which we are a joint venture partner; provided, however, that we will not reimburse our Advisor for the amount, if any, by which our total operating expenses, including the advisor asset management fee, paid during the previous fiscal year exceeded the greater of: (a) 2% of our average invested assets for that fiscal year, or (b) 25% of our net income, before any additions to reserves for depreciation, bad debts or other similar non-cash reserves and before any gain from the sale of our assets, for that fiscal year;
•	In the event that an investment opportunity becomes available that is suitable, under all of the factors considered by the Advisor, for both us and one or more other entities affiliated with the Advisor, and for which more than one of such entities has sufficient uninvested funds, then the entity that has had the longest period of time elapse since it was offered an investment opportunity will first be offered such investment opportunity. It will be the duty of our Board of Directors, including the independent directors, to insure that this method is applied fairly to us. In determining whether or not an investment opportunity is suitable for more than one program, the Advisor, subject to approval by our Board of Directors, shall examine, among others, the following factors:
•	the anticipated cash flow of the property to be acquired and the cash requirements of each program;
•	the effect of the acquisition both on diversification of each program’s investments by type of property, geographic area and tenant concentration;
•	the policy of each program relating to leverage of properties;
•	the income tax effects of the purchase to each program;
•	the size of the investment; and
•	the amount of funds available to each program and the length of time such funds have been available for investment.

If a subsequent development, such as a delay in the closing of a property or a delay in the construction of a property, causes any such investment, in the opinion of the Advisor, to be more appropriate for a program other than the program that committed to make the investment, the Advisor may determine that another program affiliated with the Advisor or its affiliates will make the investment. Our Board of Directors has a duty to ensure that the method used by the Advisor for the allocation of the acquisition of properties by two or more affiliated programs seeking to acquire similar types of properties is applied fairly to us.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors has furnished the following report on its activities during the fiscal year ended December 31, 2009. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.

To the Directors of American Realty Capital Trust, Inc.:

We have reviewed and discussed with management American Realty Capital Trust, Inc.’s audited financial statements as of and for the year ended December 31, 2009.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement on Auditing Standards No. 90, Audit Committee Communications, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors’ independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in American Realty Capital Trust, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2009.

Audit Committee

Leslie D. Michelson
Robert H. Burns
William G. Stanley

INDEPENDENT AUDITOR’S FEES

Grant Thornton LLP (“Grant Thornton”) audited our financial statements for the fiscal year ended December 31, 2009. Grant Thornton reports directly to our Audit Committee. A representative from Grant Thornton will be present at the Annual Meeting. The following presents aggregate fees billed to the Company for the fiscal years ended December 31, 2008 and December 31, 2009 by Grant Thornton.

Audit Fees

Audit fees billed were $295,417 and $362,950 for the fiscal years ended December 31, 2009 and December 31, 2008, respectively. The fees were for professional services rendered for audits of the Company’s annual consolidated financial statements and for reviews of the Company’s quarterly reports on Form 10-Q.

Audit Related Fees

There were no audit related fees billed for the fiscal years ended December 31, 2009 and December 31, 2008.

Tax Fees

There were no tax fees billed for the fiscal years ended December 31, 2009 and 2008.

All Other Fees

There were no other fees billed for the fiscal years ended December 31, 2009 or December 31, 2008.

PREAPPROVAL POLICIES AND PROCEDURES

In considering the nature of the services provided by the independent auditor, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent auditor and the Company’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the related requirements of the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants. All services rendered by Grant Thornton were pre-approved by the Audit Committee.

The services provided for the fiscal years ended December 31, 2009 and December 31, 2008 were 100% audit services.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our Common Stock is not registered pursuant to Section 12 of the Exchange Act of 1934. Our directors, executive officers and the holders of more than 10% of our Common Stock are not subject to Section 16(a), and they were not required to file reports under Section 16(a) for the fiscal years ended December 31, 2009.

CODE OF ETHICS

The Board of Directors adopted a Code of Ethics in January 2008 (the “Code of Ethics”), which is applicable to the directors, officers and employees of the Company and its subsidiaries and affiliates. The Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, full and fair disclosure, reporting of violations and compliance with laws and regulations.

The Code of Ethics is available on the Company’s website at http://www.americanrealtycap.com/materials by clicking on “Code of Ethics.” You may also obtain a copy of the Code of Ethics by writing to our Secretary at: American Realty Capital, 106 York Road, Jenkintown, PA 19046, Attention: Edward M. Weil. A waiver of the Code of Ethics for our Chief Executive Officer may be made only by the Board of Directors or the appropriate Committee of the Board of Directors and will be promptly disclosed to the extent required by law. A waiver of the Code of Ethics for all other employees may be made only by our Chief Executive Officer or Chief Operating Officer, and shall be discussed with the Board of Directors or a Committee of the Board of Directors as appropriate.

COMPENSATION COMMITTEE REPORT

The Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Board of Directors recommended that the Compensation Discussion and Analysis be included in this Proxy Statement.

Nicholas S. Schorsch
Willam M. Kahane
Leslie D. Michelson
William G. Stanely
Robert H. Burns

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Company’s Board of Directors performs the duties typically delegated to a compensation committee. Executive compensation is determined by the Board of Directors in its entirety.

During the fiscal year ended December 31, 2009, none of the Company’s executive officers served at any time on the board of directors or compensation committee of any other entity (other than an affiliate of the Company) one of whose executive officers served on the Company’s Board of Directors.

OTHER MATTERS PRESENTED FOR ACTION AT THE 2010 ANNUAL MEETING

Our Board of Directors does not intend to present for consideration at the Annual Meeting any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for consideration at the meeting, the persons named in the proxy will vote thereon pursuant to the discretionary authority conferred by the proxy.

STOCKHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING

Stockholder Proposals in the Proxy Statement

Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of stockholders. Under Rule 14a-8, in order for a stockholder proposal to be considered for inclusion in the proxy statement and proxy card relating to our Annual Meeting, the proposal must be received at our principal executive offices no later than December 18, 2010.

Stockholder Proposals and Nominations for Directors to Be Presented at Meetings

For any proposal that is not submitted for inclusion in our proxy material for the Annual Meeting but is instead sought to be presented directly at that meeting, Rule 14a-4(c) under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits unless we receive timely notice of the proposal in accordance with the procedures set forth in our bylaws. Under our bylaws, for a stockholder proposal to be properly submitted for presentation at our 2011 annual meeting of stockholders, our Secretary must receive written notice of the proposal at our principal executive offices during the period beginning on November 18, 2010 and ending at 5:00 p.m., Eastern Time, on December 18, 2010 and must contain information specified in our bylaws, including:

1. as to each director nominee,

•	the name, age, business address, and residence address of the nominee;
•	the class, series and number of any shares of stock of the Company beneficially owned by the nominee;
•	the date such shares were acquired and the investment intent of such acquisitions;
•	all other information relating to the nominee that is required under Regulation 14A under the Exchange Act to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required; and

2. as to any other business that the stockholder proposes to bring before the meeting,

•	a description of the business to be brought before the meeting;
•	the reasons for proposing such business at the meeting;
•	any material interest in such business that the proposing stockholder (and certain persons, which we refer to as “Stockholder Associated Persons” (as defined below), if any) may have, including any anticipated benefit to the proposing stockholder (and the Stockholder Associated Persons, if any); and

3. as to the proposing stockholder (and the Stockholder Associated Persons, if any), the class, series and number of all shares of stock of the Company owned by the proposing stockholder (and the Stockholder Associated Persons, if any), and the nominee holder for, and number of, shares owned beneficially but not of record by the proposing stockholder (and the Stockholder Associated Persons, if any); and

4. as to the proposing stockholder (and the Stockholder Associated Persons, if any) covered by clauses (2) or (3) above,

•	the name and address of the proposing stockholder (and the Stockholder Associated Persons, if any) as they appear on the Company’s stock ledger, and current name and address, if different; and

5. to the extent known by the proposing stockholder, the name and address of any other stockholder supporting the director nominee or the proposal of other business on the date of the proposing stockholder’s notice.

A “Stockholder Associated Person” means (i) any person controlling, directly or indirectly, or acting in concert with, the proposing stockholder, (ii) any beneficial owner of shares of stock of the Company owned by the proposing stockholder and (iii) any person controlling, controlled by or under common control with the Stockholder Associated Person.

All nominations must also comply with the Charter. All proposals should be sent via registered, certified or express mail to our Secretary at our principal executive offices at: American Realty Capital Trust, Inc., 405 Park Avenue, New York, NY 10022, Attention: Edward M. Weil (telephone: (212) 415-6500).

By Order of the Board of Directors,
/s/ Edward M. Weil Edward M. Weil, Secretary

AMERICAN REALTY CAPITAL TRUST, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMERICAN REALTY CAPITAL TRUST, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MONDAY, MAY 17, 2010.

PROXY

The undersigned hereby appoints Edward M. Weil and Brian S. Block, or one of them, and each of them, with full power of substitution, to act as attorneys and proxies for the undersigned to attend the Annual Meeting of Stockholders of American Realty Capital Trust, Inc. (the "Company") to be held at The Core Club, 66 East 55th Street, New York, New York 10022 at 9:00 a.m. (local time) on Monday, May 17, 2010, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned acknowledges receipt from the Company prior to the execution of this proxy a Notice of Annual Meeting of Stockholders and a Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Annual Meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED HEREIN. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" PROPOSAL 1. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter, including a motion to adjourn or postpone the Annual Meeting to another time and/or place for the purpose of soliciting additional proxies, that may properly come before the Annual Meeting or any adjournment or postponement thereof. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

Please mark, sign, date and return the proxy in the enclosed envelope.

YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE. **SEE REVERSE SIDE**

▲ TO VOTE BY MAIL, PLEASE DETACH HERE ▲

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1. Call toll-free 1-866-395-9266 on a Touch-Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

or

2. Vote by Internet at our Internet Address: http://www.morrowco.com/ARcapital.htm

or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE VOTE